UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2007

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On May 23, 2007, Planar Systems, Inc. (the “Company”) and Bank of America, N.A. (the “Bank”) entered into Third Amendment to Credit Agreement (the “Third Amendment”). The Third Amendment amends the Credit Agreement between the Company and the Bank dated as of December 16, 2003, as amended on December 21, 2004 and October 21, 2005. The Third Amendment reduces the amount of the revolving credit facility from $50 million to $37.5 million, changes the method of determining the borrowing base from a funded debt to EBITDA calculation to a funded debt to assets calculation, changes the requirements of certain financial covenants, and makes certain conforming and other changes. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K regarding the acquisition of the assets of Runco International, Inc. (“Runco”) by a wholly-owned subsidiary of the Company is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets

On May 23, 2007, Compton Acquisition, Inc. (“Compton”), a wholly-owned subsidiary of the Company, entered into an Asset Purchase Agreement (the “Agreement”) with Runco and Sam Runco and Lori Runco. Pursuant to the Agreement, Compton agreed to acquire substantially all the assets of Runco associated with its high-end home theater solutions business (the “Acquisition”). The Acquisition closed simultaneously with the execution of the Agreement. The purchase price for the Acquisition was $36,700,000, of which $3,340,000 will be held in escrow until September 1, 2008. The Agreement contains customary representations, warranties, covenants and agreements, and provides for indemnification for breaches of representations and warranties. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.2, and is incorporated herein by reference. Funding for the Acquisition was provided by the Company through $14.7 million in existing cash and $22.0 million of borrowings under the Company’s existing credit facility with the Bank.

On May 23, 2007, Planar issued a press release announcing the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Third Amendment to Credit Agreement by and between Planar Systems, Inc. and Bank of America, N.A., dated May 23, 2007.

10.2	Asset Purchase Agreement among Compton Acquisition, Inc., Runco International, Inc. and the Stockholders of Runco International, Inc., dated May 23, 2007.

99.1	Press release issued by Planar Systems, Inc. on May 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on May 30, 2007.

PLANAR SYSTEMS, INC.
(Registrant)

By	/s/ Scott Hildebrandt
Scott Hildebrandt
Vice President and Chief Financial Officer